UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2014

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 15, 2014, Motorola Solutions, Inc. (the “Company”) issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1 announcing that it expects revenue for the quarter ended March 29, 2014 to be $1.8 billion, down approximately 9% from the first quarter of 2013, and now expects full year sales to decline low single digits while operating margins are expected to be comparable to previous guidance. The Company also announced its expectations for certain first quarter 2014 operating results.

Item 7.01.	Regulation FD Disclosure.

The Company will host a live webcast with audio and slides, to review the transaction described below in Item 8.01 and our preliminary earnings results, at 8:30 a.m. Eastern time, on April 15, 2014. The webcast will be available to the public on Motorola Solutions’ website at www.motorolasolution.com/investor. A replay of the webcast and related materials will be available at that site. The slide presentation is attached to this Current Report on Form 8-K and furnished as Exhibit 99.2

A copy of the joint press release issued by the Company and Zebra Technologies Corporation on April 15, 2014 announcing the transaction described below in Item 8.01 is attached to this Current Report on Form 8-K and furnished as Exhibit 99.3.

Item 8.01.	Other

On April 14, 2014, the Company entered into a Master Acquisition Agreement (the “Acquisition Agreement”) with Zebra Technologies Corporation (the “Purchaser”) to purchase the Enterprise business of the Company. The Purchaser has agreed to pay $3.45 billion in cash to the Company on the closing date of the transaction. Certain assets of the Company relating to the Enterprise business will be excluded from the transaction and retained by the Company, including the Company’s iDEN infrastructure business, and other assets and certain liabilities as specified in the Acquisition Agreement. The terms of the Acquisition Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 15, 2014 announcing preliminary earnings results for the fiscal quarter ended March 29, 2014 and updated guidance.

99.2	Slide Presentation dated April 15, 2014

99.3	Joint Press Release dated April 15, 2014 announcing the sale of the Enterprise business to Zebra Technologies Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: April 15, 2014	By:	/s/ Gino A. Bonanotte
		Name:	Gino A. Bonanotte
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 15, 2014 announcing preliminary earnings results for the fiscal quarter ended March 29, 2014 and updated guidance.

99.2	Slide Presentation dated April 15, 2014

99.3	Joint Press Release dated April 15, 2014 announcing the sale of the Enterprise business to Zebra Technologies Corporation.